SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 7, 2000



                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)



    Delaware                      0-24848                         75-2559089
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 (State or other            (Commission File No.)               (IRS Employer
 jurisdiction of                                                 Identification
 incorporation                                                      Number)



1200 South Beckham Avenue, Tyler, Texas                           75701-3319
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:             (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On February 7, 2000, the Registrant issued for publication the press release attached as Exhibit "99" announcing earnings for the quarter ended December 31, 1999 and the declaration of cash dividend.

Item 7.  Financial Statements and Exhibits

         The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

Exhibit
Number                                Description
------                                -----------
  99                    Press release, published on February 7, 2000.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EAST TEXAS FINANCIAL SERVICES, INC.

Date:  February 7, 2000                 By: /s/ GERALD W. FREE
                                            ------------------
                                            Gerald W. Free
                                            Vice Chairman, President and
                                            Chief Executive Officer